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                                                                   EXHIBIT 10(o)

                             FIRST AMENDMENT TO THE
                              CHECKFREE CORPORATION
                     NONQUALIFIED DEFERRED COMPENSATION PLAN

     WHEREAS, CheckFree Corporation, a Delaware corporation (the "Company") adopted that certain CheckFree Corporation Nonqualified Deferred Compensation Plan effective as of December 31, 1998 (the "Plan");

     WHEREAS, the Plan contemplated the Company entering into a trust agreement in a form attached to the Plan as Exhibit "D" thereto for the purpose of setting aside amounts with respect to the Company's obligations under the Plan;

     WHEREAS, the company proposes to enter into a trust agreement for that purpose that is different in some respects from the trust agreement originally attached as an Exhibit "D" to the Plan, and the Company desires to amend the Plan to so reflect;

     WHEREAS, the company has changed its name to "CheckFree Services Corporation" and desires to amend the Plan to reflect such change:

     NOW, THEREFORE, the Plan is hereby amended effective as of the date hereof as follows:

     1. Any reference in the Plan to "CheckFree Corporation" is changed to be "CheckFree Services Corporation."

     2. Article 2 of the Plan is hereby amended by deleting therefrom the definition of "Trust Agreement" and inserting in its place the following:

     "Trust Agreement" means that certain Trust Agreement by and between the Company and the Trustee in the form attached hereto as Exhibit "D" or such other form as may be agreed by the company and the Trustee, as the same may be amended from time to time in accordance with its terms.

     3. The form of trust agreement attached as Exhibit "D" to the Plan is deleted and the form of trust agreement attached hereto is substituted in its place.

     4. In all other respects the Plan shall remain in full force and effect.

     Adopted this 5th day of May 2000.

                                        CHECKFREE SERVICES CORPORATION


                                        By: /s/ Keven Madsen
                                            ------------------------------------
                                        Name: Keven Madsen
                                        Title: VP & Treasurer